INCENTIVE OPTION AGREEMENT


                  INCENTIVE OPTION AGREEMENT, dated as of ________ ___, _____ (this "Agreement"), by and between COGNITIVE COMMUNICATIONS, LLC, a Delaware limited liability company (the "Company"), and _____ (the "Optionee"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Limited Liability Company Operating Agreement of the Company dated as of January __, 1997, as the same may be amended from time to time (the "Operating Agreement").

                                R E C I T A L S:

                  WHEREAS, the Company desires to grant to the Optionee an option (the "Option") on the terms and conditions set forth herein and Optionee desires to accept such Option.
                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

Section 1.        Grant of Option; Reservation of Shares.

                  (a) The Company hereby grants to the Optionee an Option exercisable for the period and upon the terms hereinafter set forth, to purchase
___ Shares and a Capital Account which represents a portion of the Capital Accounts of all of the Shares outstanding immediately following such exercise which is proportionate to the number of Shares being purchased by the Optionee as of such date, at an aggregate exercise price of $1.00 for all Shares purchasable hereunder (the "Exercise Price").
                  (b) The Company represents and agrees that all Shares which may be issued upon the exercise of the Option, upon issuance and payment of the Exercise Price in accordance with the terms hereof, will be fully paid and nonassessable, and free of all taxes, liens and charges with respect

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to the issuance  thereof.  The Company agrees that, at all times during the Term
(as hereinafter defined), it shall reserve and keep available, out of its aggregate authorized but unissued Shares, the number of Shares deliverable upon the exercise of this Option.

Section 2.        Vesting.

                  (a) Subject to subsection  (c) below and to the  provisions of
Section 3 relating to termination of the Option provided herein, the Option shall be exercisable as of the date hereof with respect to all of the Shares which are the subject hereof.
                  (b) The Company agrees to furnish prompt written notice to the Optionee of any event outlined in Section 8 hereof.
                  (c) If (i) the Optionee's employment relationship is terminated either by the Company or the Optionee, or (ii) the Optionee becomes unable to render services or perform her/his duties to the Company by reason of death or Disability (as defined in the Optionee's employment agreement or, if not defined in the Optionee's employment agreement, as defined by a majority of the Managers in their sole discretion), the Optionee, or her/his legal guardian or other representatives, as the case may be, shall be permitted to exercise the unexercised portion of the Option which the Optionee would have been eligible to exercise on the date on which the Optionee ceased to be an employee of the Company (y) during the thirty (30) day period following the date of termination in the event the employment relationship is terminated or (z) during the three
(3) month period following the date of termination due to Disability or the date of the Optionee's death in the event of the Optionee's death or Disability. In no event, however, shall the Optionee exercise the Option after the Expiration Date (as defined herein).

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Section 3.        Term of the Option.

                  Subject  to  Section  2(c)  hereof,   the  Option(s)   granted
hereunder shall terminate ten (10) years from the date hereof (the "Expiration Date").

Section 4.        Non-Transferability.

                  The Optionee may not transfer the Option except by will or the laws of descent and distribution. Subject to the terms of this Agreement, the Option may not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and may be exercised during the Optionee's lifetime only by the Optionee; provided, that upon the Optionee's death or Disability prior to the termination of the Option, such Option may be exercised by the Optionee's legal guardian or other representatives in accordance with the terms of this Agreement.

Section  5.       Manner of Exercise.

                  The Option may be exercised in whole or in part. The Optionee shall purchase Shares upon exercise of the Option by making a cash payment to the Company, equal to the product of (a) the Exercise Price therefor and (b) the number of Shares to be purchased at that time. At any time during which the Shares or any securities for which the Shares have been exchanged (collectively, the "Registrable Securities") are registered under the Securities Exchange Act of 1934, as amended, the Optionee may exercise her/his right to purchase some or all of the Registrable Securities subject to such Option, on a net basis, such that, without the exchange of any funds, the Optionee receives that number of Registrable Securities subscribed to pursuant to such Option less that number of shares of Registrable Securities having an aggregate Fair Market Value (as hereinafter defined) at the time

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of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Optionee for the number of Registrable Securities subscribed to pursuant to such Option.
                   As used herein, the term "Fair Market Value", for any given day, means (i) the last sale price reported in the Wall Street Journal or other trade publication regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Registrable Securities are admitted to trading or listed if that is the principal market for the Registrable Securities, or (iii) if not listed or admitted to trading on any national securities exchanges or if such national securities exchange is not the principal market for the Registrable Securities, the last sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ") or its successor, if any, or (iii) if the Registrable Securities are not so reported, the average of the reported bid and asked prices in the over-the counter market, as furnished by the National Quotation Bureau, Inc., or if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Managers of the Company or, if there is no such firm, as furnished by any NASD member selected by the Managers of the Company. The Option may be exercised by written notice to the Company, substantially in the form annexed hereto as Exhibit A, stating that the representations and warranties contained in Section 7 hereof are true and correct at the time of the exercise and setting forth the number of Shares to be purchased and the date on which that purchase shall occur, which date shall be at least five (5) days after the giving of the aforementioned written notice, unless an earlier date shall have been agreed upon between the Optionee and the Company. On the date scheduled for the closing of a purchase, the Optionee shall deliver to the Company (A) an executed

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counterpart  signature  page  to the  Operating  Agreement,  if  not  previously executed, pursuant to which the Optionee shall be bound by all provisions of the Operating Agreement and (B) full payment for the Shares to be purchased at that time, together with all amounts which, under federal, state or local law, the Company is required to withhold upon exercise of the Option, in cash or by check payable to the Company, and the Company shall (x) duly record on its books the issuance of the Shares to Optionee and (y) establish the Optionee's Capital
Account  in  accordance  herewith.   Without  limiting  the  generality  of  the
foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on an Option exercise does not violate the Securities Act of 1933, as amended (the "Act"), and may issue stop-transfer orders covering such Shares. In the event the Option shall be exercised by any person or persons other than the Optionee, the Company may require appropriate proof of the right of such person or persons to exercise the Option.

Section 6.        Legend.

                  Certificates (if any certificates are to be issued which determination shall be in the discretion of the Company) representing any Shares shall have endorsed thereon the following legend:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES ACTS OF ANY STATE. SUCH SHARES HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR HER/HIS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SHARES UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE RECEIPT BY THE COMPANY OF AN OPINION OF THE REGISTERED HOLDER'S COUNSEL (REASONABLY SATISFACTORY TO

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                  THE COMPANY AND ITS  COUNSEL),  OR AN OPINION OF THE COMPANY'S
                  COUNSEL,  THAT SUCH SALE,  OFFER,  TRANSFER OR  DISPOSITION IS
                  EXEMPT  FROM  THE   REGISTRATION   AND   PROSPECTUS   DELIVERY
                  REQUIREMENTS  OF THE  ACT,  AND  APPLICABLE  STATE  SECURITIES
                  LAWS."

Section 7.        Representations and Warranties.

                  (a) In connection with the granting of the Option and upon each exercise of the Option, the Optionee agrees, represents and warrants for himself and for all other persons that may be permitted to exercise the Option hereunder as follows (subject to the provisions of the Put Agreement between the Company and the Optionee and the tag-along rights granted in the Operating Agreement):
                           (i) The  Optionee is acquiring  the Option and,  upon
                  exercise of the Option, the Shares (the Option and the Shares being referred to herein collectively as the "Securities"), solely for her/his own account for investment without a view to, or for resale in connection with, any distribution thereof within the meaning of the Act. The Optionee further represents that she/he does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof; and that she/he is purchasing the entire legal and beneficial interest in the Securities for her/his own account and neither in whole nor in part for the account of any other person.
                           (ii) The Company has disclosed to the Optionee  that,
                  except as otherwise agreed between the Company and the Optionee, the Shares, when issued, will not be registered under the Act and must be held indefinitely unless the Shares are

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                  subsequently registered under the Act or an exemption from the registration requirements is available, and that, except as otherwise agreed between the Company and the Optionee, the Company is under no obligation to register the Shares when issued.
                           (iii) The Optionee understands that the rights, preferences and powers of the Shares are set forth in the Operating Agreement, and the Optionee acknowledges receipt of a copy of the Operating Agreement from the Company.

                  (b) The Company represents and warrants that this Agreement has been duly authorized, executed and delivered on behalf of the Company, that all action required in connection with such authorization, execution and delivery has been duly taken, that no consent of any third party is required in connection with the authorization, execution and delivery of this Agreement and that this Agreement, when executed, will be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Company has delivered to the Optionee a true, correct and complete copy of the Operating Agreement and hereby agrees to deliver to the Optionee copies of each amendment or supplement thereto promptly upon the execution and delivery thereof.

Section 8.        Adjustments.

                  In the event that the outstanding Shares are changed into or exchanged for a different number or kind of equity or other securities of the Company, or of another entity, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of equity or stock dividend or combination of equity units or shares or similar event, the Company shall make an appropriate and equitable adjustment in the Option. Nothing in this Section 8 shall prohibit the Company from issuing additional Shares or options or warrants


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convertible into additional  Shares after the date hereof without any adjustment pursuant to this Section 8.

Section 9.        Transfers in Violation of Agreement.

                  The Company shall not be required to transfer on its books any Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Operating Agreement nor shall the Company be required (a) to treat as the owner of any Shares, (b) to accord the right to vote any Shares as the owner thereof to or (c) to pay distributions to, any transferee to whom any Shares shall have been so transferred.

Section 10.       Rights in Shares Before Issuance and Delivery.

                  No person shall be entitled to the privileges of ownership in respect of any Shares issuable upon exercise of this Option, unless and until such Shares have been issued to such person as fully-paid Shares in accordance with the terms hereof.

Section 11.       Further Instruments.

                  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

Section 12.       Notice.

                  All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one (1) day after deposit with an overnight courier, or if mailed, five (5) days after the date of deposit in the United States mails, as follows:

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                                    If to the Company, to:

                                    Cognitive Communications, LLC
                                    c/o International Post Limited
                                    545 Fifth Avenue
                                    New York, New York 10017
                                    Attention:  President
                                    Fax No.:  (212) 986-1364

                                    with a copy to:

                                    Shereff, Friedman, Hoffman & Goodman, LLP
                                    919 Third Avenue
                                    New York, New York 10022
                                    Attention: Jeffry S. Hoffman, Esq.
                                    Fax No.: (212) 758-9526

                                    If to the Optionee, to:

                                    [                                       ]
                                    [                                       ]
                                    [                                       ]

Section 13.       Entire Agreement.

                  This Agreement contains the entire Agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

Section 14.        Binding Effect.

                   Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Optionee and her/his assigns, heirs, executors, administrators and legal representatives. "Successors and assigns" shall mean, in the case of the Company, any successor pursuant to a merger, consolidation, or sale, or other transfer of all or substantially all of the assets of the Company.

Section 15.       Amendment or Modification; Waiver.

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                  This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

Section 16.       Governing Law.

                  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Section 17.       Headings.

                  Headings to the Sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any Section.

Section 18.       Counterparts.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

Section 19.       Severability.

                  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement as of the date first set forth above.


                           COGNITIVE COMMUNICATIONS, LLC


                           By:
                               ------------------------------
                               Name:
                               Title:


                           OPTIONEE:

                               ------------------------------



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                                                                     EXHIBIT A

                               NOTICE OF EXERCISE

                   (To be executed upon exercise of an Option)


Cognitive Communications, LLC
c/o International Post Limited
545 Fifth Avenue
New York, New York 10017
Attention:  President

Ladies and Gentlemen:

                  I, the undersigned holder of an option (the "Option") granted pursuant to the Option Agreement (the "Option Agreement") to which this Notice of Exercise is attached, have irrevocably elected to exercise the right thereby granted to purchase ___ Shares (the "Shares") and (check one):

                  |_| have tendered $_______ as payment for such Shares to the order of Cognitive Communications, LLC (the "Company") in accordance with the terms of the Option Agreement.

                  |_| authorizes the Company to withhold upon exercise of the Option that number of Registrable Securities (as defined in the Option Agreement) having a Fair Market Price (as defined in the Option Agreement) equal to $_________.

                  I hereby deliver to the Company an executed counterpart to the Operating Agreement of the Company and agree to be bound by all provisions thereof.

                  I hereby certify to the Company that the representations and warranties set forth in Section 7 of the Option Agreement are true and correct on the date hereof and are hereby made again to the Company as if set forth herein in their entirety. I hereby agree to indemnify the Company against, and hold it free and harmless from, any loss, damage, expense or liability resulting to the Company arising out of or based upon the breach or inaccuracy of any such representation or warranty.

                                                     Very truly yours,


Dated:
                                                     -------------------
                                                     OPTIONEE

Dated:
                                                     -------------------
                                                     WITNESS


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